UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 19, 2002
                                                 -----------------------------


                              NORTH BANCSHARES, INC.
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              (Exact name of registrant as specified in its Charter)


Delaware                            0-22800               36-3915073
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(State or other            (commission file number)      (IRS Employer
jurisdiction of                                           Identification
incorporation)                                            number)



100 West North Avenue, Chicago, Illinois                  60610
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320
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                                    N/A
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       (Former name or former address, if changed since last report)




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Item 5.  Other Events

     On April 19, 2002, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Press Release, dated April 19, 2002, regarding the completion of a stock repurchase program and the beginning of a new stock repurchase program.








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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTH BANCSHARES, INC.
                                              (Registrant)




Date: April 19, 2002                      /S/ Joseph A. Graber
      --------------                      --------------------
                                          Joseph A. Graber
                                          President and
                                          Chief Executive Officer




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                              EXHIBIT







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         NORTH BANCSHARES, INC.     NEWS
         100 West North Avenue at Clark - Chicago, Illinois 60610 - 312-664-4320

         RELEASE:  IMMEDIATELY

         CONTACT:   Joseph A. Graber or Victor E. Caputo or Martin W. Trofimuk
                            (312) 664-4320


                             NORTH BANCSHARES, INC.
                                  ANNOUNCES
                   COMPLETION OF STOCK REPURCHASE PROGRAM AND
                             NEW REPURCHASE PROGRAM

         CHICAGO, IL, APRIL 19, 2002, - North Bancshares, Inc., (NASDAQ-NBSI), the holding company for North Federal Savings Bank, today announced the completion of the current stock repurchase program which began on September 15, 2000 and the initiation of a new stock repurchase program. The company repurchased 50,000 shares at an average cost of $10.67 during the program just completed. The new program will amount to 50,000 shares of common stock, or approximately 4.3% of the outstanding shares, and will be conducted in open market transactions or in privately negotiated transactions, and is expected to be completed over a period of one year. The Company currently has 1,158,942 shares outstanding.

         North Bancshares, Inc. is the holding company for North Federal Savings Bank. Its common stock is traded on the Nasdaq Stock Market under the symbol "NBSI." North Federal has served the north side of Chicago from its home office in Old Town since 1886. It also operates a branch office in Wilmette IL. For 54 consecutive quarters, the bank has received a five-star superior rating for safety from Bauer Financial Reports, Inc., and is rated one of the best in the nation for safety and soundness by Sheshunoff Information Services, Inc. North Federal is proud to support local service and non-profit organizations. Its executives serve or have served on the boards of a variety of local community organizations. Further information is available on its website at www.northfederal.com including prior press releases, SEC filings, company history, and current products, services and interest rates.

         When used in this press release the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project" or similar expressions are intended to identify "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance.

         The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


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